                                                Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-88971
                    4 3/4% Convertible Senior Notes due 2007 CUSIP No. 65332VAR4


                          NEXTEL COMMUNICATIONS, INC.

                 PROSPECTUS SUPPLEMENT DATED JANUARY 14, 2000
                     TO PROSPECTUS DATED DECEMBER 3, 1999

     The selling stockholders table on pages 21-24 of the prospectus, as amended, is hereby further amended to update the information regarding the following entity in the prospectus and its respective amount of 4 3/4% convertible senior notes due 2007.

                                                CONVERTIBLE NOTES                    COMMON STOCK
                                                -----------------                    ------------
                                            PRINCIPAL        PRINCIPAL
                                            AMOUNT OF        AMOUNT OF                        NUMBER OF
                                           CONVERTIBLE     CONVERTIBLE         NUMBER OF       SHARES
NAME OF SELLING STOCKHOLDER                NOTES OWNED    NOTES OFFERED      SHARES OWNED     OFFERED
                                           -----------    -------------      ------------     -------
KD Offshore Fund C.V.                      $1,000,000       $1,000,000            0              0
